ARTHUR ANDERSEN LLP



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8 (No. 333-08437).

                                                             ARTHUR ANDERSEN LLP

Phoenix, Arizona,
 March 27, 1997.